Special Shareholder Meeting (Unaudited)

On April 16, 2009, a Special Meeting of the Shareholders of John Hancock Funds III and its series, John Hancock Disciplined Value Fund, was held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on:

Proposal 1: Election of eleven Trustees as members of the Board of Trustees of John Hancock Funds III (the “Trust”).

PROPOSAL 1 PASSED FOR ALL TRUSTEES ON APRIL 16, 2009.

1. Election of eleven Trustees as members of the Board of Trustees of the Trust:

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

James R. Boyle
Affirmative	112,408,616.1493	77.575%	97.304%
Withhold	3,114,326.8437	2.149%	2.696%
TOTAL	115,522,942.9930	79.724%	100.000%

John G. Vrysen
Affirmative	112,480,199.9587	77.624%	97.366%
Withhold	3,042,743.0343	2.100%	2.634%
TOTAL	115,522,942.9930	79.724%	100.000%

James F. Carlin
Affirmative	112,259,975.1628	77.472%	97.175%
Withhold	3,262,967.8302	2.252%	2.825%
TOTAL	115,522,942.9930	79.724%	100.000%

William H. Cunningham
Affirmative	112,253,704.1408	77.468%	97.170%
Withhold	3,269,238.8522	2.256%	2.830%
TOTAL	115,522,942.9930	79.724%	100.000%

Deborah Jackson
Affirmative	112,395,713.3428	77.566%	97.293%
Withhold	3,127,229.6502	2.158%	2.707%
TOTAL	115,522,942.9930	79.724%	100.000%

Charles L. Ladner
Affirmative	112,091,109.2301	77.356%	97.029%
Withhold	3,431,833.7629	2.368%	2.971%
TOTAL	115,522,942.9930	79.724%	100.000%

Stanley Martin
Affirmative	112,267,136.7746	77.477%	97.182%
Withhold	3,255,806.2184	2.247%	2.818%
TOTAL	115,522,942.9930	79.724%	100.000%

Patti McGill Peterson
Affirmative	112,416,470.1337	77.580%	97.311%
Withhold	3,106,472.8593	2.144%	2.689%
TOTAL	115,522,942.9930	79.724%	100.000%

Semiannual report | Disciplined Value Fund 37

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

John A. Moore
Affirmative	112,283,693.9656	77.489%	97.196%
Withhold	3,239,249.0274	2.235%	2.804%
TOTAL	115,522,942.9930	79.724%	100.000%

Steven R. Pruchansky
Affirmative	112,266,792.4295	77.477%	97.181%
Withhold	3,256,150.5635	2.247%	2.819%
TOTAL	115,522,942.9930	79.724%	100.000%

Gregory A. Russo
Affirmative	112,438,449.5932	77.595%	97.330%
Withhold	3,084,493.3998	2.129%	2.670%
TOTAL	115,522,942.9930	79.724%	100.000%

On May 5, 2009, an adjourned session of a Special Meeting of the Shareholders of John Hancock Disciplined Value Fund held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on:

Proposal 2: Approval of amendments to the Advisory Agreement between John Hancock Funds III and John Hancock Investment Management Services, LLC.

PROPOSAL 2 PASSED ON MAY 5, 2009.

2. Approval of a new form of Advisory Agreement between the Trust and John Hancock Investment Management Services, LLC.

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	1,817,001.6210	34.129%	67.484%
Against	91,485.0000	1.718%	3.398%
Abstain	154,473.9590	2.901%	5.737%
Broker Non-Vote	629,515.0000	11.824%	23.381%
TOTAL	2,692,475.5800	50.572%	100.000%

Proposal 3: Approval of the following changes to fundamental investment restrictions:

PROPOSALS 3A-3F PASSED ON MAY 5, 2009.

3. Approval of the following changes to the Fund’s fundamental investment restrictions:

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

3A. Revise: Concentration

Affirmative	1,807,258.6210	33.945%	67.122%
Against	118,927.0000	2.234%	4.417%
Abstain	136,772.9590	2.569%	5.080%
Broker Non-Vote	629,517.0000	11.824%	23.381%
TOTAL	2,692,475.5800	50.572%	100.000%

38 Disciplined Value Fund | Semiannual report

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

3B. Revise: Diversification
Affirmative	1,807,534.6210	33.950%	67.132%
Against	118,651.0000	2.229%	4.407%
Abstain	136,772.9590	2.569%	5.080%
Broker Non-Vote	629,517.0000	11.824%	23.381%
TOTAL	2,692,475.5800	50.572%	100.000%

3C. Revise: Underwriting
Affirmative	1,812,120.6210	34.037%	67.303%
Against	114,065.0000	2.142%	4.236%
Abstain	136,772.9590	2.569%	5.080%
Broker Non-Vote	629,517.0000	11.824%	23.381%
TOTAL	2,692,475.5800	50.572%	100.000%

3D. Revise: Real Estate
Affirmative	1,812,396.6210	34.042%	67.313%
Against	113,789.0000	2.137%	4.226%
Abstain	136,772.9590	2.569%	5.080%
Broker Non-Vote	629,517.0000	11.824%	23.381%
TOTAL	2,692,475.5800	50.572%	100.000%

3E. Revise: Loans
Affirmative	1,813,833.6210	34.069%	67.367%
Against	115,163.0000	2.163%	4.277%
Abstain	133,962.9590	2.516%	4.975%
Broker Non-Vote	29,516.0000	11.824%	23.381%
TOTAL	2,692,475.5800	50.572%	100.000%

3F. Revise: Senior Securities
Affirmative	1,812,120.6210	34.037%	67.303%
Against	114,065.0000	2.142%	4.236%
Abstain	136,772.9590	2.569%	5.080%
Broker Non-Vote	629,517.0000	11.824%	23.381%
TOTAL	2,692,475.5800	50.572%	100.000

Proposal 4: Revision to merger approval requirements.

PROPOSAL 4 PASSED ON APRIL 16, 2009

4. Revision to merger approval requirements.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	98,282,351.3830	67.825%	85.075%
Against	5,533,577.4118	3.819%	4.790%
Abstain	3,498,867.1982	2.415%	3.029%
Broker Non-Vote	8,208,606.0000	5.665%	7.106%
TOTAL	115,523,401.9930	79.724%	100.000%

Semiannual report | Disciplined Value Fund 39

Special Shareholder Meeting (Unaudited)

On April 16, 2009, a Special Meeting of the Shareholders of John Hancock Funds III, and its series, John Hancock Leveraged Companies Fund, was held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on:

Proposal 1: Election of eleven Trustees as members of the Board of Trustees of John Hancock Funds III (“the Trust”).

PROPOSAL 1 PASSED FOR ALL TRSUTEES ON APRIL 16, 2009.

1. Election of eleven Trustees as members of the Board of Trustees of the Trust:

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

James R. Boyle
Affirmative	112,408,616.1493	77.575%	97.304%
Withhold	3,114,326.8437	2.149%	2.696%
TOTAL	115,522,942.9930	79.724%	100.000%

John G. Vrysen
Affirmative	112,480,199.9587	77.624%	97.366%
Withhold	3,042,743.0343	2.100%	2.634%
TOTAL	115,522,942.9930	79.724%	100.000%

James F. Carlin
Affirmative	112,259,975.1628	77.472%	97.175%
Withhold	3,262,967.8302	2.252%	2.825%
TOTAL	115,522,942.9930	79.724%	100.000%

William H. Cunningham
Affirmative	112,253,704.1408	77.468%	97.170%
Withhold	3,269,238.8522	2.256%	2.830%
TOTAL	115,522,942.9930	79.724%	100.000%

Deborah Jackson
Affirmative	112,395,713.3428	77.566%	97.293%
Withhold	3,127,229.6502	2.158%	2.707%
TOTAL	115,522,942.9930	79.724%	100.000%

Charles L. Ladner
Affirmative	112,091,109.2301	77.356%	97.029%
Withhold	3,431,833.7629	2.368%	2.971%
TOTAL	115,522,942.9930	79.724%	100.000%

Stanley Martin
Affirmative	112,267,136.7746	77.477%	97.182%
Withhold	3,255,806.2184	2.247%	2.818%
TOTAL	115,522,942.9930	79.724%	100.000%

Patti McGill Peterson
Affirmative	112,416,470.1337	77.580%	97.311%
Withhold	3,106,472.8593	2.144%	2.689%
TOTAL	115,522,942.9930	79.724%	100.000%

Semiannual report | Leveraged Companies Fund 27

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

John A. Moore
Affirmative	112,283,693.9656	77.489%	97.196%
Withhold	3,239,249.0274	2.235%	2.804%
TOTAL	115,522,942.9930	79.724%	100.000%

Steven R. Pruchansky
Affirmative	112,266,792.4295	77.477%	97.181%
Withhold	3,256,150.5635	2.247%	2.819%
TOTAL	115,522,942.9930	79.724%	100.000%

Gregory A. Russo
Affirmative	112,438,449.5932	77.595%	97.330%
Withhold	3,084,493.3998	2.129%	2.670%
TOTAL	115,522,942.9930	79.724%	100.000%

Proposal 2: To approve amendments to the Advisory Agreement between John Hancock Funds III and John Hancock Investment Management Services, LLC.

PROPOSAL 2 PASSED ON APRIL 16, 2009

2. Approval of a new form of Advisory Agreement between the Trust and John Hancock Investment Management Services, LLC.

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	104,826.0030	100.000%	100.000%
Against	.0000	.000%	.000%
Abstain	.0000	.000%	.000%
Broker Non-Vote	.0000	.000%	.000%
TOTAL	104,826.0030	100.000%	100.000%

Proposal 3: To approve the following changes to fundamental investment restrictions:

PROPOSALS 3A-3F PASSED ON APRIL 16, 2009.

3. Approval of the following changes to fundamental investment restrictions:

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

3A. Revise: Concentration

Affirmative	104,826.0030	100.000%	100.000%
Against	.0000	.000%	.000%
Abstain	.0000	.000%	.000%
Broker Non-Vote	.0000	.000%	.000%
TOTAL	104,826.0030	100.000%	100.000%

3B. Revise: Diversification

Affirmative	104,826.0030	100.000%	100.000%
Against	.0000	.000%	.000%
Abstain	.0000	.000%	.000%
Broker Non-Vote	.0000	.000%	.000%
TOTAL	104,826.0030	100.000%	100.000%

28 Leveraged Companies Fund | Semiannual report

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

3C. Revise: Underwriting
Affirmative	104,826.0030	100.000%	100.000%
Against	.0000	.000%	.000%
Abstain	.0000	.000%	.000%
Broker Non-Vote	.0000	.000%	.000%
TOTAL	104,826.0030	100.000%	100.000%

3D. Revise: Real Estate
Affirmative	104,826.0030	100.000%	100.000%
Against	.0000	.000%	.000%
Abstain	.0000	.000%	.000%
Broker Non-Vote	.0000	.000%	.000%
TOTAL	104,826.0030	100.000%	100.000%

3E. Revise: Loans
Affirmative	104,826.0030	100.000%	100.000%
Against	.0000	.000%	.000%
Abstain	.0000	.000%	.000%
Broker Non-Vote	.0000	.000%	.000%
TOTAL	104,826.0030	100.000%	100.000%

3F. Revise: Senior Securities
Affirmative	104,826.0030	100.000%	100.000%
Against	.0000	.000%	.000%
Abstain	.0000	.000%	.000%
Broker Non-Vote	.0000	.000%	.000%
TOTAL	104,826.0030	100.000%	100.000%

Proposal 4: Revision to merger approval requirements.

PROPOSAL 4 PASSED ON APRIL 16, 2009

4. Revision to merger approval requirements.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	98,282,351.3830	67.825%	85.075%
Against	5,533,577.4118	3.819%	4.790%
Abstain	3,498,867.1982	2.415%	3.029%
Broker Non-Vote	8,208,606.0000	5.665%	7.106%
TOTAL	115,523,401.9930	79.724%	100.000%

Semiannual report | Leveraged Companies Fund 29

Special Shareholder Meeting (Unaudited)

On April 16, 2009, a Special Meeting of the Shareholders of John Hancock Funds III, and its series, John Hancock Rainier Growth Fund, was held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on:

Proposal 1: Election of eleven Trustees as members of the Board of Trustees of John Hancock Funds III (the “Trust”).

PROPOSAL 1 PASSED FOR ALL TRUSTEES ON APRIL 16, 2009

1. Election of eleven Trustees as members of the Board of Trustees of the Trust:

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

James R. Boyle
Affirmative	112,408,616.1493	77.575%	97.304%
Withhold	3,114,326.8437	2.149%	2.696%
TOTAL	115,522,942.9930	79.724%	100.000%

John G. Vrysen
Affirmative	112,480,199.9587	77.624%	97.366%
Withhold	3,042,743.0343	2.100%	2.634%
TOTAL	115,522,942.9930	79.724%	100.000%

James F. Carlin
Affirmative	112,259,975.1628	77.472%	97.175%
Withhold	3,262,967.8302	2.252%	2.825%
TOTAL	115,522,942.9930	79.724%	100.000%

William H. Cunningham
Affirmative	112,253,704.1408	77.468%	97.170%
Withhold	3,269,238.8522	2.256%	2.830%
TOTAL	115,522,942.9930	79.724%	100.000%

Deborah Jackson
Affirmative	112,395,713.3428	77.566%	97.293%
Withhold	3,127,229.6502	2.158%	2.707%
TOTAL	115,522,942.9930	79.724%	100.000%

Charles L. Ladner
Affirmative	112,091,109.2301	77.356%	97.029%
Withhold	3,431,833.7629	2.368%	2.971%
TOTAL	115,522,942.9930	79.724%	100.000%

Stanley Martin
Affirmative	112,267,136.7746	77.477%	97.182%
Withhold	3,255,806.2184	2.247%	2.818%
TOTAL	115,522,942.9930	79.724%	100.000%

Patti McGill Peterson
Affirmative	112,416,470.1337	77.580%	97.311%
Withhold	3,106,472.8593	2.144%	2.689%
TOTAL	115,522,942.9930	79.724%	100.000%

Semiannual report | Rainier Growth Fund 39

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

John A. Moore
Affirmative	112,283,693.9656	77.489%	97.196%
Withhold	3,239,249.0274	2.235%	2.804%
TOTAL	115,522,942.9930	79.724%	100.000%

Steven R. Pruchansky
Affirmative	112,266,792.4295	77.477%	97.181%
Withhold	3,256,150.5635	2.247%	2.819%
TOTAL	115,522,942.9930	79.724%	100.000%

Gregory A. Russo
Affirmative	112,438,449.5932	77.595%	97.330%
Withhold	3,084,493.3998	2.129%	2.670%
TOTAL	115,522,942.9930	79.724%	100.000%

Proposal 2: To approve amendments to the Advisory Agreement between John Hancock Funds III and John Hancock Investment Management Services, LLC.

PROPOSAL 2 PASSED ON APRIL 16, 2009

2. Approval of a new form of Advisory Agreement between each Trust and John Hancock Investment Management Services, LLC.

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	41,773,530.4707	63.196%	81.610%
Against	3,013,431.2850	4.559%	5.887%
Abstain	1,511,568.1093	2.287%	2.953%
Broker Non-Vote	4,888,491.0000	7.395%	9.550%
TOTAL	51,187,020.8650	77.437%	100.000%

Proposal 3: To approve the following changes to fundamental investment restrictions:

PROPOSALS 3A-3F PASSED ON APRIL 16, 2009.

3. Approval of the following changes to fundamental investment restrictions

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

3A. Revise: Concentration

Affirmative	41,442,365.0436	62.695%	80.962%
Against	3,084,819.2688	4.667%	6.027%
Abstain	1,771,344.5526	2.680%	3.461%
Broker Non-Vote	4,888,492.0000	7.395%	9.550%
TOTAL	51,187,020.8650	77.437%	100.000%

3B. Revise: Diversification

Affirmative	41,521,840.4482	62.816%	81.118%
Against	3,081,970.7397	4.662%	6.021%
Abstain	1,694,712.6781	2.564%	3.311%
Broker Non-Vote	4,888,496.9990	7.395%	9.550%
TOTAL	51,187,020.8650	77.437%	100.000%

40 Rainier Growth Fund | Semiannual report

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

3C. Revise: Underwriting
Affirmative	41,367,956.9789	62.582%	80.818%
Against	3,116,387.2096	4.715%	6.088%
Abstain	1,814,182.6765	2.745%	3.544%
Broker Non-Vote	4,888,494.0000	7.395%	9.550%
TOTAL	51,187,020.8650	77.437%	100.000%

3D. Revise: Real Estate
Affirmative	41,353,036.8249	62.561%	80.789%
Against	3,205,443.6674	4.849%	6.262%
Abstain	1,740,042.3727	2.632%	3.399%
Broker Non-Vote	4,888,498.0000	7.395%	9.550%
TOTAL	51,187,020.8650	77.437%	100.000%

3E. Revise: Loans
Affirmative	41,149,610.9459	62.253%	80.391%
Against	3,382,357.5385	5.117%	6.608%
Abstain	1,766,558.3806	2.672%	3.451%
Broker Non-Vote	4,888,494.0000	7.395%	9.550%
TOTAL	51,187,020.8650	77.437%	100.000%

3F. Revise: Senior Securities
Affirmative	41,348,722.1577	62.554%	80.780%
Against	3,227,014.1377	4.882%	6.304%
Abstain	1,722,788.5696	2.606%	3.366%
Broker Non-Vote	4,888,496.0000	7.395%	9.550%
TOTAL	51,187,020.8650	77.437%	100.000%

Proposal 4: Revision to merger approval requirements.

PROPOSAL 4 PASSED ON APRIL 16, 2009

4. Revision to merger approval requirements.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	98,282,351.3830	67.825%	85.075%
Against	5,533,577.4118	3.819%	4.790%
Abstain	3,498,867.1982	2.415%	3.029%
Broker Non-Vote	8,208,606.0000	5.665%	7.106%
TOTAL	115,523,401.9930	79.724%	100.000%

Semiannual report | Rainier Growth Fund 41

Special Shareholder Meeting (Unaudited)

On April 16, 2009, a Special Meeting of the Shareholders of John Hancock Funds III, and its series, John Hancock Small Cap Opportunities Fund, was held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on:

Proposal 1: Election of eleven Trustees as members of the Board of Trustees of John Hancock Funds III (the “Trust”).

PROPOSAL 1 PASSED FOR ALL TRUSTEES ON APRIL 16, 2009.

1. Election of eleven Trustees as members of the Board of Trustees of the Trust:

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

James R. Boyle
Affirmative	112,408,616.1493	77.575%	97.304%
Withhold	3,114,326.8437	2.149%	2.696%
TOTAL	115,522,942.9930	79.724%	100.000%

John G. Vrysen
Affirmative	112,480,199.9587	77.624%	97.366%
Withhold	3,042,743.0343	2.100%	2.634%
TOTAL	115,522,942.9930	79.724%	100.000%

James F. Carlin
Affirmative	112,259,975.1628	77.472%	97.175%
Withhold	3,262,967.8302	2.252%	2.825%
TOTAL	115,522,942.9930	79.724%	100.000%

William H. Cunningham
Affirmative	112,253,704.1408	77.468%	97.170%
Withhold	3,269,238.8522	2.256%	2.830%
TOTAL	115,522,942.9930	79.724%	100.000%

Deborah Jackson
Affirmative	112,395,713.3428	77.566%	97.293%
Withhold	3,127,229.6502	2.158%	2.707%
TOTAL	115,522,942.9930	79.724%	100.000%

Charles L. Ladner
Affirmative	112,091,109.2301	77.356%	97.029%
Withhold	3,431,833.7629	2.368%	2.971%
TOTAL	115,522,942.9930	79.724%	100.000%

Stanley Martin
Affirmative	112,267,136.7746	77.477%	97.182%
Withhold	3,255,806.2184	2.247%	2.818%
TOTAL	115,522,942.9930	79.724%	100.000%

Patti McGill Peterson
Affirmative	112,416,470.1337	77.580%	97.311%
Withhold	3,106,472.8593	2.144%	2.689%
TOTAL	115,522,942.9930	79.724%	100.000%

Semiannual report | Small Cap Opportunities Fund 25

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

John A. Moore
Affirmative	112,283,693.9656	77.489%	97.196%
Withhold	3,239,249.0274	2.235%	2.804%
TOTAL	115,522,942.9930	79.724%	100.000%

Steven R. Pruchansky
Affirmative	112,266,792.4295	77.477%	97.181%
Withhold	3,256,150.5635	2.247%	2.819%
TOTAL	115,522,942.9930	79.724%	100.000%

Gregory A. Russo
Affirmative	112,438,449.5932	77.595%	97.330%
Withhold	3,084,493.3998	2.129%	2.670%
TOTAL	115,522,942.9930	79.724%	100.000%

Proposal 2: To approve amendments to the Advisory Agreement between John Hancock Funds III and John Hancock Investment Management Services, LLC.

PROPOSAL 2 PASSED ON APRIL 16, 2009.

2. Approval of a new form of Advisory Agreement between each Trust and John Hancock Investment Management Services, LLC.

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	200,000.0000	100.000%	100.000%
Against	.0000	.000%	.000%
Abstain	.0000	.000%	.000%
Broker Non-Vote	.0000	.000%	.000%
TOTAL	200,000.0000	100.000%	100.000%

Proposal 3: To approve the following changes to fundamental investment restrictions:

PROPOSALS 3A-3F PASSED ON APRIL 16, 2009.

3. Approval of the following changes to fundamental investment:

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

3A. Revise: Concentration

Affirmative	200,000.0000	100.000%	100.000%
Against	.0000	.000%	.000%
Abstain	.0000	.000%	.000%
Broker Non-Vote	.0000	.000%	.000%
TOTAL	200,000.0000	100.000%	100.000%

3B. Revise: Diversification

Affirmative	200,000.0000	100.000%	100.000%
Against	.0000	.000%	.000%
Abstain	.0000	.000%	.000%
Broker Non-Vote	.0000	.000%	.000%
TOTAL	200,000.0000	100.000%	100.000%

26 Small Cap Opportunities Fund | Semiannual report

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

3C. Revise: Underwriting
Affirmative	200,000.0000	100.000%	100.000%
Against	.0000	.000%	.000%
Abstain	.0000	.000%	.000%
Broker Non-Vote	.0000	.000%	.000%
TOTAL	200,000.0000	100.000%	100.000%

3D. Revise: Real Estate
Affirmative	200,000.0000	100.000%	100.000%
Against	.0000	.000%	.000%
Abstain	.0000	.000%	.000%
Broker Non-Vote	.0000	000%	.000%
TOTAL	200,000.0000	100.000%	100.000%

3E. Revise: Loans
Affirmative	200,000.0000	100.000%	100.000%
Against	.0000	.000%	.000%
Abstain	.0000	.000%	.000%
Broker Non-Vote	.0000	.000%	.000%
TOTAL	200,000.0000	100.000%	100.000%

3F. Revise: Senior Securities
Affirmative	200,000.0000	100.000%	100.000%
Against	.0000	.000%	.000%
Abstain	.0000	.000%	.000%
Broker Non-Vote	.0000	.000%	.000%
TOTAL	200,000.0000	100.000%	100.000%

Proposal 4: Revision to merger approval requirements.

PROPOSAL 4 PASSED ON APRIL 16, 2009

4. Revision to merger approval requirements.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	98,282,351.3830	67.825%	85.075%
Against	5,533,577.4118	3.819%	4.790%
Abstain	3,498,867.1982	2.415%	3.029%
Broker Non-Vote	8,208,606.0000	5.665%	7.106%
TOTAL	115,523,401.9930	79.724%	100.000%

Semiannual report | Small Cap Opportunities Fund 27